UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.         )

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Check the appropriate box:
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ENGlobal Corporation
(Name of the Registrant as specified in its Charter)

_______________________________________
(Name of Person(s) Filing proxy statement, if other than the Registrant)

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654 N. Sam Houston Parkway E., Suite 400
Houston, Texas 77060-5914

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
AND PROXY STATEMENT

May 6, 2014

Dear Shareholder:

I am pleased to invite you to the Annual Meeting of Shareholders of ENGlobal Corporation (“ENGlobal”). The meeting will be held at our headquarters located at 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060, on Thursday, June 19, 2014 at 10:00 a.m., local time, to:

•	Elect four directors to the Board of Directors of ENGlobal;
•	Ratify the appointment of Hein & Associates LLP as the independent auditors of ENGlobal for fiscal year 2014; and
•	Transact such other business as may properly come before the meeting or any adjournment thereof.

We are furnishing proxy materials to our shareholders over the Internet. You may read, print and download our proxy statement and annual report at http://www.proxyvote.com.  On or about May 6, 2014, we will mail our shareholders a notice containing instructions on how to access our proxy materials and vote online.  The notice also provides instructions on how you can request proxy materials be sent to you by mail or email and how you can enroll to receive proxy materials by mail or email for future meetings.

Only shareholders of record at the close of business on April 21, 2014, are entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. Each share entitles the holder to one vote. You can vote over the Internet at http://www.proxyvote.com or by casting a ballot at the meeting. You may also vote by telephone by following the instructions found on the Internet site. If you request to receive proxy materials by mail or email, you may vote by any of the above methods or by mailing a proxy card. For specific voting information, see “General Information” beginning on page 1 of the enclosed proxy statement. Please submit a proxy or voting instructions in advance of the meeting even if you plan to attend the meeting.  Submitting a proxy or voting instructions will not prevent you from attending the meeting in person, if you so desire, but will help ENGlobal ensure a quorum and reduce the expense of additional proxy solicitation.

Attendance is limited to shareholders of ENGlobal, their proxy holders and our guests. Shareholders holding stock in brokerage accounts must bring a brokerage statement or other evidence of share ownership as of April 21, 2014, in order to be admitted to the meeting.

Sincerely,

William A. Coskey, P.E. Chairman of the Board

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Time and Date	10:00 a.m., local time, on Thursday, June 19, 2014
Place	654 N. Sam Houston Parkway E., Suite 400 Houston, Texas 77060

Items of Business	(1) To elect four directors to the Board of Directors of ENGlobal;
(2) To ratify the appointment of Hein & Associates LLP as the independent auditors of ENGlobal for fiscal year 2014; and
(3) To transact such other business as may properly come before the meeting or any adjournment thereof.
Except with respect to the procedural matters incident to the conduct of the Annual Meeting, we are not aware of any other business to be brought before the Annual Meeting.

Adjournments and Postponements	Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date	You are entitled to notice of, and to vote at, the Annual Meeting only if you were an ENGlobal shareholder as of the close of business on April 21, 2014.

Meeting Admission
You are entitled to attend the Annual Meeting only if you were an ENGlobal shareholder as of the close of business on April 21, 2014, or hold a valid proxy for the Annual Meeting.  You should be prepared to present photo identification for admittance.  If you are not a shareholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to April 21, 2014, a copy of the voting instruction card provided by your bank or brokerage firm, or other similar evidence of ownership.  If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly at 10:00 a.m., local time.  Check-in will begin at 9:00 a.m., local time, and you should allow ample time for the check-in procedures.

Voting	Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying proxy statement and vote as soon as possible. This will not only ensure the presence of a quorum at the Annual Meeting but also that your shares are voted in accordance with your wishes. You will be able to vote either via the Internet, by telephone or by mailing a completed proxy card as an alternative to voting in person at the meeting. For detailed information regarding voting, please refer to the section entitled “General Information” on page 1 of this proxy statement and the instructions on the proxy or voting instruction card.

By Order of the Board of Directors,

Tami Walker General Counsel and Corporate Secretary

i

2014 ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT

You may receive a copy of our Annual Report on Form 10-K and other information at no charge upon request directed to:
Tami Walker
General Counsel and Corporate Secretary
654 N. Sam Houston Parkway E., Suite 400
Houston, Texas 77060-5914
Telephone 281-878-1000

ii

GENERAL INFORMATION

We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of ENGlobal Corporation (“ENGlobal”) for the 2014 Annual Meeting of Shareholders (the “Meeting”) and for any adjournment or postponement of the Meeting. In this proxy statement, we refer to ENGlobal as the “Company,” “we,” “our,” or “us.”

We are making these proxy materials available to you on the Internet. On or about May 6, 2014, we will mail a notice to our shareholders containing instructions on how to access the proxy materials at http://www.proxyvote.com and vote online. In addition, shareholders may request proxy materials to be sent to them by mail or email.

Who is soliciting my proxy?
We are making these proxy materials available to you in connection with our solicitation of proxies for use at the Meeting.  Specified directors, officers, and employees of ENGlobal may also solicit proxies on our behalf, without additional compensation, by mail, telephone, fax, or in person.

Who is paying for this solicitation?
ENGlobal will pay for the solicitation of proxies, including the cost of preparing and assembling these proxy materials, making these proxy materials available on the Internet, mailing notices to our shareholders, and mailing these proxy materials to our shareholders upon request.  We have retained and paid a fee to Broadridge Financial Solutions, Inc. to assist us in making our proxy materials available on the Internet and tabulating our proxies, but we pay no separate compensation solely for the solicitation of proxies.

What is the purpose of the Meeting?
At the Meeting, shareholders will be asked to (1) elect directors and (2) ratify the appointment of Hein & Associates LLP for fiscal year 2014.

Who is entitled to vote at the Meeting?
Only shareholders of record at the close of business on April 21, 2014, the record date for the Meeting, are entitled to receive notice of and to vote at the Meeting. If you were a shareholder of record on that date, you are entitled to vote all of the shares you held on that date at the Meeting, or any postponements or adjournments of the Meeting.

If your shares are registered directly in your name, you are the holder of record of these shares, and we will send the notice and online access and voting instructions directly to you.  If you hold your shares in a brokerage account or through a bank or other holder of record, you hold the shares in “street name,” and your broker, bank or other holder of record will send voting instructions to you.

How many votes do I have?
You have one vote at the Meeting, or any postponements or adjournments of the Meeting, for each share of our common stock you owned as of the record date.  Shareholders do not have cumulative voting rights.

How do I vote?
You may submit a proxy or voting instructions over the Internet at http://www.proxyvote.com by following the instructions provided in the notice mailed to you or by voting in person at the Meeting.  You may also submit a proxy or voting instructions by telephone by following the instructions found on the Internet website, http://www.proxyvote.com.  If you request proxy materials by mail or email, you may submit a proxy or voting instructions by any of the above methods or by completing and mailing a proxy card.

If you hold your shares in street name, you have the right to direct your broker, bank or other holder of record how to vote by following the instructions sent to you by the holder of record. If you desire to vote in person at the Meeting, as a holder in street name, you must provide a legal proxy from your bank, broker or other holder of record.

May I revoke my proxy or change my voting instructions?
Yes, you may revoke your proxy or change your voting instructions by (a) voting in person at the Meeting, (b) casting a vote over the Internet or by telephone at a later date or (c) sending a written notice of revocation to our Corporate Secretary by mail to ENGlobal Corporation, 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060-5914 or by facsimile at (281) 878-1011; provided, that, with regard to (b) and (c), the Company receives such change prior to the Meeting. If you request proxy materials by mail or email, you may also change your proxy by mailing a proxy card with a later date, provided that the Company receives the later dated proxy card prior to the Meeting. If you submit a new proxy, only your later dated proxy (whether cast by Internet, telephone, mail or in person) will be counted.

What are the Board’s recommendations?
The Board’s recommendations are set forth together with the description of each item in this proxy statement. The Board recommends a vote FOR the election of four directors to our Board to serve until the next annual meeting of shareholders and FOR the ratification of the appointment of Hein & Associates LLP as the independent auditors of ENGlobal for fiscal year 2014.

If any other matter properly comes before the Meeting, with regard to any proxies submitted by shareholders, William A. Coskey, P.E. and Mark A. Hess, the persons appointed on the proxy card, will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

How many votes must be present to hold the Meeting?
We will have a quorum, and will be able to conduct the business of the Meeting, if the holders of a majority of shares of our common stock outstanding and entitled to vote are represented in person or by proxy at the Meeting. As of the record date, 27,649,361 shares of our common stock, representing the same number of votes, were outstanding. Thus, the presence in person or by proxy of the record holders of at least 13,824,681 shares of our common stock will be required to establish a quorum. Shareholders of record who are present at the Meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the Meeting, will be included in the number of shareholders present at the Meeting for purposes of determining whether a quorum is present.

What vote is required to approve each item?
The election of directors is decided by a plurality of the votes cast.  For this purpose, “plurality” means that the individuals receiving the largest number of affirmative votes, whether or not they receive a majority of the votes, are elected as directors, up to the maximum number of directors to be chosen at the election.  A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with regard to the director or director indicated, although it will be counted for purposes of determining whether there is a quorum.

With regard to each other item voted on at the Meeting, the affirmative vote of the holders of a majority of the votes cast in person or by proxy and entitled to vote on the item will be required for approval.  A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon.  Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. The election of directors is not considered a routine matter.  Thus, if shareholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval.  Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

What if I do not mark a voting choice for some of the matters listed on my proxy card?
If you request proxy materials by mail or email and send a proxy card without specifying a vote or an abstention, your shares will be voted “FOR”: (1) the director nominees listed on the proxy card and in this proxy statement and (2) the ratification of the appointment of Hein & Associates LLP as the independent auditors of ENGlobal for fiscal year 2014.

Could other matters be decided at the Meeting?
We do not know of any matters that will be considered at the Meeting other than the items set forth in this proxy statement. If other matters are properly raised at the Meeting, your proxy authorizes the proxy holders to vote as they think best, unless authority to do so is withheld by you in your proxy.

What happens if the Meeting is postponed or adjourned?
Pursuant to Nevada law, the Meeting may be adjourned by the chairman of the Meeting to reconvene at the same or some other place. If the adjournment is for more than 60 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjournment shall be given to each shareholder of record entitled to vote at the Meeting.  If the adjournment is for less than 60 days, no additional notice will be delivered.

Who will count the votes?
We will appoint an inspector of the election who will count the votes at the Meeting.

What does it mean if I receive more than one proxy card?
Your shares are probably registered in more than one account.  You should vote each proxy card you receive.  We encourage you to consolidate all your accounts by registering them in the same name, social security number and address.  This can be accomplished by contacting your stock broker. Additionally, our transfer agent, Computershare Trust Company, N.A., can assist you if you want to consolidate multiple accounts registered in your name by contacting our transfer agent at P.O. Box 30170, College Station, TX 77842-3170, telephone: (781) 575-4238.

How do I get copies of the exhibits filed with ENGlobal’s Form 10-K?
We are furnishing our annual report to our shareholders over the Internet.  You may read, print and download our annual report at http://www.proxyvote.com.  You may request the annual report be sent to you by mail or email by following the instructions on the Notice of Internet Availability to be mailed to you on or about May 6, 2014.  ENGlobal will provide to any shareholder as of the record date, who so specifically requests in writing, copies of the exhibits filed with ENGlobal’s Annual Report on Form 10-K for a reasonable fee. Requests for such copies should be directed to Corporate Secretary, ENGlobal Corporation, 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060-5914. The Annual Report on Form 10-K may also be read, downloaded and printed at www.englobal.com.  In addition, copies of all exhibits filed electronically by ENGlobal may be reviewed and printed from the website of the Securities and Exchange Commission (the “SEC”) at: www.sec.gov.

Where can I find the voting results of the Meeting?
The preliminary voting results will be announced at the Meeting.  The final results will be published in a current report on Form 8-K to be filed within four business days after the Meeting.

Who can help answer my questions?
If you have any questions or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact Tami Walker, General Counsel and Corporate Secretary, at 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060-5914, telephone 281-878-1000.

SMALLER REPORTING COMPANY

The SEC has adopted rules allowing smaller reporting companies to tailor their disclosure to reduce costs. Because the Company qualifies as a “smaller reporting company” under the SEC rules, the Company has elected to prepare this proxy statement and other annual and periodic reports as a “Smaller Reporting Company” consistent with rules of the SEC. Under the scaled disclosure obligations, the Company is not required to provide, among other things, Compensation Discussion and Analysis and certain other tabular and narrative disclosures relating to executive compensation.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Size; Meetings of the Board

Our Board currently has four members.  During 2013, the Board met 10 times and each director attended at least 75% of the meetings.  Our three independent directors serve on three Board committees: Audit, Compensation, and Nominating & Corporate Governance.

Executive Sessions

In 2013, the Board held six executive sessions of its non-employee directors, David W. Gent, P.E., Randall B. Hale, and David C. Roussel. Any non-employee director can request that an executive session be scheduled.

Board Leadership Structure

The Company is committed to strong, independent board leadership and governance, including the flexibility to select and revise its leadership structure on the basis of the best interests of the Company and its shareholders at any given point in time. The Board evaluates this structure in connection with the annual appointments to the positions of Chairman of the Board (“Chairman”) and Chief Executive Officer (“CEO”).  We do not have a written policy with respect to separation of the roles of Chairman and CEO; however, the Board believes that it is currently in the best interests of the Company and its shareholders to combine the Chairman and CEO roles and to appoint a Lead Independent Director annually.  In this way, the Company’s shareholders have the benefit of Board leadership by Mr. Coskey, an executive with extensive day-to-day knowledge of the Company’s operations, strategic plan execution and future needs, as well as a Lead Independent Director who provides Board member leadership.

Lead Independent Director

Mr. David W. Gent has served as the Company’s lead independent director since 2002, and was re-elected by the Board to this role in 2014.  The Lead Independent Director position responsibilities currently include chairmanship of the Nominating & Corporate Governance Committee; Chair of the Board meetings at which the Chairman is not in attendance; liaison between the Chairman and the independent directors, which includes facilitating communications and assisting in the resolution of conflicts, if any, between the independent directors and the Company’s management; providing counsel to the Chairman and CEO, including provision of appropriate feedback regarding effectiveness of Board meetings, and otherwise as needed or requested; and such other responsibilities as the Board delegates.  In performing these responsibilities, the Lead Independent Director is expected to consult with the chairpersons of other Board committees as appropriate and solicit their participation in order to avoid the appearance of diluting the authority or responsibility of the Board committees and their chairpersons.

Board and Committees’ Role in Risk Oversight

The Board is responsible for oversight of us and our business, including risk management. Together with the Board’s standing committees, the Board is responsible for ensuring that material risks are identified and managed appropriately. The Board and its committees regularly review material strategic, operational, financial, compensation and compliance risks with our senior management. The Audit Committee of the Board has oversight responsibility for financial risk (such as accounting, finance, internal controls and tax strategy), and also oversees compliance with applicable laws and regulations. The Compensation Committee and the Board each discuss the relationship between our compensation policies and corporate risk to assess whether these policies encourage excessive risk-taking by executives and other employees.  The Nominating & Corporate Governance Committee of the Board oversees compliance with our corporate governance principles. During its regular course of its activities, our Audit Committee discusses our policies with respect to risk assessment and risk management. Each of the committees report to the Board regarding the areas of risk they oversee.

Director Independence

The Board has determined that no non-employee director has a relationship which, in the opinion of the Board, would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director, and that all directors, except Mr. Coskey, meet the criteria for independence under NASDAQ rules. The Board has also determined that the members of each of its committees, including the Audit Committee, meet the criteria for membership applicable to each committee under the NASDAQ listing standards and applicable SEC rules and regulations.

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of shareholders, we encourage directors to attend.  All of our directors, except Messrs. Gent and Hale, attended the 2013 annual meeting and we expect all directors standing for reelection will attend the 2014 annual meeting.

Committees of the Board of Directors

Committee Composition and Meetings

Each of our directors attended at least 75% of the total meetings held by all Board committees on which they served in 2013.

Committee	Members	Number of Meetings

Audit Committee	Randall B. Hale (Chairperson) David W. Gent David C. Roussel	6

Compensation Committee	David C. Roussel (Chairperson) David W. Gent Randall B. Hale	5

Nominating & Corporate Governance Committee	David W. Gent (Chairperson) Randall B. Hale David C. Roussel	1

Summary of Committee Responsibilities

All of our committee charters are available under the “Investor Relations” section of our website at www.englobal.com.

Audit Committee

The duties and responsibilities of the Audit Committee are to oversee:

•	the quality and integrity of our financial statements;
•	our compliance with legal and regulatory requirements; and
•	our independent auditors’ qualifications, independence and performance.

In addition, the Audit Committee annually reviews our disclosures regarding deficiencies, if any, in the design or operation of our internal controls.

The Board has determined that Mr. Hale is qualified as an audit committee financial expert under the SEC’s rules and regulations. In addition, the Board has determined that each member of the Audit Committee has the requisite accounting and related financial management expertise under NASDAQ rules.

Nominating & Corporate Governance Committee

The duties and responsibilities of the Nominating & Corporate Governance Committee are to:

•
assist the Board by identifying individuals qualified to become Board members and recommend to the Board director nominees for election at the annual meetings of shareholders or for appointments to fill vacancies;

•	recommend to the Board director nominees for each Board committee and advise the Board on the appropriate composition of the Board and its committees;
•	make an annual report to the Board on succession planning;

•	advise the Board about and recommend to the Board appropriate corporate governance practices and assist the Board in implementing those practices; and
•	implement the annual performance review process for the Board and its committees.

In addition, the Nominating & Corporate Governance Committee reviews all relationships each director has with us in connection with the nomination process and reports the results of its review to the Board with appropriate recommendations, if any, for approval.

Compensation Committee

The duties and responsibilities of the Compensation Committee are to:

•	review, evaluate and approve our agreements, plans, policies and programs to compensate our officers and directors;
•	oversee our plans, policies and programs to compensate our employees;
•
review the Compensation Discussion and Analysis and, based on that review and discussion, determine whether to recommend to the Board that the Compensation Discussion and Analysis be included in our annual report or Proxy Statement for the annual meeting of shareholders;

•	produce a report for inclusion in our Proxy Statement for the annual meeting of shareholders;
•	evaluate the performance of our Chief Executive Officer and other executives;
•
set the compensation for our Chief Executive Officer and such other executives as the Compensation Committee deems appropriate and otherwise discharge the Board’s responsibilities relating to compensation of our officers and directors; and

•	encourage stock ownership by directors and executives, including through the use of equity compensation programs.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all of the Company’s directors, officers and employees in accordance with NASDAQ rules. The purpose and role of this code is to focus our officers, directors, and employees on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report unethical or unlawful conduct, and help enhance and formalize our culture of integrity, honesty and accountability. We have posted this Code of Business Conduct and Ethics on the “Investor Relations” section of our website at www.englobal.com.

The Company also has a Code of Ethics applicable to the Chief Executive Officer and certain senior financial officers of the Company that complies with Item 406 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and with applicable NASDAQ rules.  We have posted this Code of Ethics on the “Investor Relations” section of our website at www.englobal.com.

Director Nominations

Consideration of Director Nominees

Shareholder Nominees

The Nominating & Corporate Governance Committee will carefully consider all qualified director candidates, whether such candidates are recommended by a shareholder or otherwise.  Any shareholder wishing to recommend a director candidate for the 2015 Annual Meeting of Shareholders should submit his nomination before January 4, 2015 to ENGlobal Corporation, 654 N. Sam Houston Parkway E., Suite 400, Houston, TX 77060-5914, Attention: Corporate Secretary. Nominations should include the following information in order to facilitate the Nominating & Corporate Governance Committee’s review and consideration:

•	the name, telephone number and address of the recommending shareholder;
•	the name, age, business address and residence of the director candidate;
•	the principal occupation or employment of the director candidate for the past five years;
•
a description of the director candidate’s qualifications to serve as a director, including financial expertise and why the candidate qualifies or does not qualify as “independent” under the NASDAQ listing standards;

•	the number of shares of the Company’s common stock beneficially owned by the director candidate, if any;
•
a description of any arrangements or understandings between the recommending shareholder and the director candidate, if any, or any other person for whom the recommending shareholder is making the recommendation; and

•	whether or not the recommending shareholder and the director candidate consent to being named in the Company’s proxy statement with respect to disclosures regarding the nomination process.

No candidate for election to our Board has been recommended within the preceding year by a beneficial owner of 5% or more of our common stock.

Director Qualifications

The Nominating & Corporate Governance Committee establishes criteria for selecting new members of the Board. The Board as a whole should reflect a range of skills, knowledge and experience in areas of importance to the Company.  Directors must be committed to upholding the highest standards of personal and professional integrity and to representing the interests of all shareholders, not particular shareholder constituencies.  The Nominating & Corporate Governance Committee places no specific restrictions on the number of terms directors may serve or other Boards on which a director may sit, but directors must possess sufficient time and energy to carry out their duties effectively. A majority of directors must be “independent” under the NASDAQ rules, and members of the Company’s audit committee must meet NASDAQ financial literacy and sophistication requirements.  In determining whether a director is independent, the Board will broadly consider all relevant facts and circumstances.

Identifying and Evaluating Nominees for Directors

The Nominating & Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director.  The Nominating & Corporate Governance Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise.  If vacancies are anticipated, or otherwise arise, the Nominating & Corporate Governance Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating & Corporate Governance Committee through current Board members, shareholders or other persons.  These candidates will be evaluated at regular or special meetings of the Nominating & Corporate Governance Committee, and may be considered at any point during the year. As described above, the Nominating & Corporate Governance Committee will consider properly submitted shareholder nominations for candidates for the Board based on the same criteria.  Although not part of any formal policy, our goal is a balanced and diverse Board, with members whose skills, backgrounds and experiences are complimentary and, together, cover the spectrum of areas that impact our business.  As part of this evaluation and to further our commitment to diversity, the Nominating & Corporate

Governance Committee assesses whether the nominees, as a group, collectively represent a diversity of views, backgrounds, and experiences that will enhance the Board’s and our effectiveness.

Communications with the Board

Shareholders may communicate with the Board, Board committees, non-employee directors as a group, and individual directors by submitting their communications in writing to ENGlobal Corporation, 654 N. Sam Houston Parkway E., Suite 400, Houston, TX 77060-5914, Attention: Corporate Secretary.  Any communication must contain:

•	a representation that the shareholder is a holder of record of our capital stock;
•	the name and address, as they appear on our books, of the shareholder sending the communication; and
•	the number of shares of our capital stock that are beneficially owned by such shareholder.

ENGlobal’s Corporate Secretary will distribute such communications to the intended recipient upon receipt, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal action regarding the communication.

PROPOSAL ONE:
ELECTION OF DIRECTORS

Nominees

The number of directors of the Company has been set at four in connection with the Meeting.  At the Meeting, you and the other shareholders will elect four individuals to serve as directors until the next annual meeting of shareholders, until their successors are duly elected or appointed or until their death, resignation, or removal. Each of the nominees is currently a member of the Board.  The Nominating & Corporate Governance Committee, which consists solely of directors that are independent within the meaning of the rules of the NASDAQ, recommended the nomination of the four directors to the Board.

The individuals named as proxies will vote proxies received for the election of all nominees, unless you direct them to withhold your votes. If any nominee becomes unable to serve as a director before the Meeting, an event that is not presently anticipated, discretionary authority may be exercised by the persons named as proxies to vote for substitute nominees proposed by the Board.

There are no arrangements or understandings between ENGlobal and any person pursuant to which such person has been elected as director.

The nominees for director, each of whom has consented to serve, if elected, are as follows:

Name of Nominee:	William A. Coskey, P.E.
Position:	Chairman of the Board and Chief Executive Officer
Director Since:	1985
Age:	61

Present positions and offices with the Company, principal occupations and other directorships during the past five years:

Mr. Coskey founded ENGlobal in 1985 and has served in various positions, including service as Chairman of the Board since June 2005 and as President and Chief Executive Officer since August 2012.  From April 2007 until May 2010, he served as Chief Executive Officer.  Prior to that, he served as Chairman of the Board, Chief Executive Officer and President from 1985 until 2001, Chief Operating Officer from 2001 to 2003, and President from 2001 to June 2005.  Mr. Coskey, an honors graduate, received a Bachelor of Science in Electrical Engineering from Texas A&M University in 1975 and is a Registered Professional Engineer.  He served on the Texas A&M University Electrical Engineering Department Advisory Council from 1999 to 2014, and from 2006 until 2014, he served as Chairman of the Council.  Mr. Coskey received the 2014 Outstanding Alumni Honor Award from the Texas A&M University College of Engineering and was appointed to its Advisory Board in 2014.

Qualifications for Consideration:

The Board selected Mr. Coskey to serve as a director because it believes that, as the founder of ENGlobal, he provides a unique perspective to the Board.  He was responsible for ENGlobal’s initial public offering in 1994, listing on the American Stock Exchange in 1998, and listing on the NASDAQ Stock Market in 2007.  In June 2009, he was awarded the Ernst & Young Entrepreneur Of The Year® in the Energy Services category for the Houston & Gulf Coast Area.  The Board believes Mr. Coskey’s industry knowledge and business experiences give him invaluable insights into the Company’s challenges, opportunities and operations.

Name of Nominee:	David W. Gent, P.E.
Position:	Lead Independent Director
Director Since:	1994
Age:	61
Present positions and offices with the Company, principal occupations and other directorships during the past five years:

Mr. Gent has served as a director of ENGlobal since June 1994, is Chairman of the Nominating & Corporate Governance Committee and is a member of the Audit and Compensation Committees.  Mr. Gent has served as the Company’s Lead Independent Director since 2002. Since 2011, Mr. Gent has served as the Chairman of SofTest Designs Corporation, an automation and test systems company that he founded in 1980.  From 1991 through 2011, Mr. Gent held various positions for Bray International, Inc., an industrial flow control manufacturer.  From 2005 to 2011, Mr. Gent served as Senior Vice President of Bray International and was responsible for overseeing worldwide engineering, information services, and training. Mr. Gent, an honors graduate, received a Bachelor of Science in Electrical Engineering from Texas A&M University in 1975 and an MBA from Houston Baptist University. He is a Registered Professional Engineer and a senior member of the Instrument Society of America. Mr. Gent serves on the Texas A&M University Electrical Engineering Department Advisory Council and he holds several patents in the field of industrial flow controls.

Qualifications for Consideration:

The Board selected Mr. Gent to serve as a director, and as Lead Independent Director, because it believes he possesses valuable engineering expertise, including extensive experience managing multinational engineering, research and development, information technology, and manufacturing operations, including domestic and international operations obtained through start-ups and acquisition.  He provides the perspective of a leader who has faced and effectively dealt with economic and governance issues.  In addition, Mr. Gent offers a valuable perspective on global operations and strategy, which informs his judgment as a Board member.

Name of Nominee:	Randall B. Hale
Position:	Independent Director
Director Since:	2001
Age:	51
Present positions and offices with the Company, principal occupations and other directorships during the past five years:

Mr. Hale has served as a director of ENGlobal since December 2001, and is Chairman of the Audit Committee and a member of the Compensation and Nominating & Corporate Governance Committees.  Mr. Hale is the founder of Rock Hill Capital Group, LLC, an investment management firm, and serves as its Managing Director.  Mr. Hale is responsible for managing all aspects of the investment activities of the firm, including capital raising, deal sourcing and investment management of portfolio companies.  Prior to founding Rock Hill, he served as an Executive Vice President and a Director of Equus Capital Management Corporation, investment advisor to several private equity funds, from November 1992 to November 2002.  Prior to joining Equus, Mr. Hale served in an audit, consulting and advisory capacity with a public accounting firm in Houston, Texas.  In September 2004, he co-founded ConGlobal Industries, Inc., a provider of intermodal services to the shipping industry, and served as its Executive Chairman until its sale in December 2013. ConGlobal was formed in September 2004 to facilitate the merger of Container-Care International, Inc., an intermodal services company, with Global Intermodal Systems, Inc.  Prior to the merger, Mr. Hale served as the President and Chief Executive Officer of Container-Care from February 2003 to September 2004.  Mr. Hale serves on several private company boards.  He is the past President and Director of the Houston Private Equity Association and is an active member of the Association for Corporate Growth.  Mr. Hale received a BBA in Business Administration from Texas A&M University in 1985 and is a certified public accountant.

Qualifications for Consideration:

The Board selected Mr. Hale to serve as a director because it believes he possesses valuable financial expertise, including extensive experience with capital markets transactions and investments in both public and private companies.  Mr. Hale’s CPA background assists ENGlobal with financial and accounting issues and is invaluable to our Board’s discussions of the Company’s capital and liquidity needs.  ENGlobal also benefits from Mr. Hale’s entrepreneurial experience and his service as a director and chairman on several private company boards.

Name of Nominee:	David C. Roussel
Position:	Independent Director
Director Since:	2001
Age:	65
Present positions and offices with the Company, principal occupations and other directorships during the past five years:

Mr. Roussel has served as a Director of the Company since December 2001, and is Chairman of the Compensation Committee and a member of the Audit and Nominating & Corporate Governance Committees. Mr. Roussel has worked for Jefferies Energy Investment Banking, a leading mergers and acquisitions advisor in the global oil and gas industry, or its predecessor companies since 2003 and serves as a Senior Vice President responsible for managing acquisition and divestiture projects on behalf of clients.  Jefferies Energy Investment Banking is a division of Jefferies & Company, Inc., a global investment bank and institutional securities firm.  Mr. Roussel received a Bachelor of Science degree in Mechanical Engineering from Iowa State University in 1971 and completed the Harvard Advanced Management Program in 1992.

Qualifications for Consideration:

The Board selected Mr. Roussel to serve as a director because it believes he possesses valuable engineering experience, including a sound background in the energy industry, business operations and business development practices.  Mr. Roussel’s experience in senior and general management roles helps the Board address the challenges the Company faces with respect to development of its growth strategy, mergers and acquisitions, and joint venture formation.  ENGlobal also benefits from Mr. Roussel’s ability to address diverse matters that come before the Board.

Vote Required

Directors are elected by a plurality, and the four nominees who receive the most “FOR” votes will be elected.  Abstentions and broker non-votes will not affect the outcome of the election.

Recommendation of the Board

The Board recommends that shareholders vote FOR each of the nominees to serve as a director.

PROPOSAL TWO:
THE RATIFICATION OF THE APPOINTMENT OF HEIN & ASSOCIATES LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF ENGLOBAL FOR FISCAL YEAR 2014

The Audit Committee has appointed Hein & Associates LLP, an independent registered public accounting firm, as the Company’s independent registered public accounting firm to examine the consolidated financial statements of ENGlobal for the fiscal year ended December 29, 2014, and to perform other appropriate audit and advisory services and is requesting ratification of such appointment by the shareholders.

In the event that the shareholders do not ratify the appointment of Hein & Associates LLP, the adverse vote will be considered as a direction to the Audit Committee to select another independent registered public accounting firm for the next fiscal year.  However, because of the difficulty and expense of making any substitution of independent registered public accounting firms after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year ended December 29, 2014, will be permitted to stand, unless the Audit Committee finds other reasons for making a change.  It is understood that even if the selection of Hein & Associates LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of ENGlobal and its shareholders.

Representatives of Hein & Associates LLP will be present at the Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Vote Required

The ratification of the appointment of Hein & Associates LLP for the year ending December 29, 2014, requires the affirmative vote of the holders of a majority of the shares represented at the Meeting, in person or by proxy, and entitled to vote.  For the ratification of our independent registered public accountants, you may vote “FOR” or “AGAINST” or abstain from voting.  If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the effect of a vote “AGAINST” this proposal.  If you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them how to vote on this proposal, your broker may have authority to vote your shares. As a result, broker non-votes are not expected to have an effect on the approval of this proposal.

Recommendation of the Board

The Board recommends that shareholders vote FOR the ratification of the appointment of Hein & Associates LLP as the independent registered public accounting firm of ENGlobal for fiscal year 2014.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Directors and Executive Officers

The following table shows the number of shares of our common stock beneficially owned as of March 31, 2014, by each director, the executive officers named in the “Summary Compensation Table” and all directors and executives as a group. None of these shares are pledged as security.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class (1), (2)

Mr. Coskey	8,669,035	(3)	31.34%
Mr. Gent	339,268	(4)	1.22%
Mr. Hale	351,268	(5)	1.26%
Mr. Roussel	299,268	(6)	1.08%
Mr. Hess	90,000	(7)	*
Mr. Williams	15,300	(8)	*
Mr. Harrison	35,000	(9)	*

All directors and officers as a group (7 persons)	9,799,139	(10)	34.80%

_______________________
*   Represents less than 1% of the shares of common stock outstanding.

(1)
Beneficial ownership of common stock has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities, has the right to acquire beneficial ownership within 60 days, or acquires such securities with the purpose or effect of changing or influencing the control of ENGlobal.

(2)	Based on 27,665,361 shares issued and outstanding on March 31, 2014.
(3)
Includes 8,668,935 shares of common stock held in the name of Alliance 2000, Ltd., whose general partner is jointly owned by Mr. Coskey and his spouse.  Mr. Coskey has shared power to vote and dispose of such shares.

(4)
Includes options held by Mr. Gent to acquire an aggregate 170,000 shares of common stock that are exercisable on or within 60 days of March 31, 2014.  Does not include 7,812 unvested shares of restricted stock which were granted to Mr. Gent in December 2013 which will be fully vested the earlier of the Company’s 2014 Annual Meeting of Shareholders or June 30, 2014.

(5)
Includes options held by Mr. Hale to acquire an aggregate 150,000 shares of common stock that are exercisable on or within 60 days of March 31, 2014.  Does not include 7,812 unvested shares of restricted stock which were granted to Mr. Hale in December 2013 which will be fully vested the earlier of the Company’s 2014 Annual Meeting of Shareholders or June 30, 2014.

(6)
Includes options held by Mr. Roussel to acquire an aggregate 170,000 shares of common stock that are exercisable on or within 60 days of March 31, 2014.  Does not include 7,812 unvested shares of restricted stock which were granted to Mr. Roussel in December 2013 which will be fully vested the earlier of the Company’s 2014 Annual Meeting of Shareholders or June 30, 2014.

(7)
Does not include 75,000 unvested shares of restricted stock which were granted to Mr. Hess in December 2012 which will vest in two additional equal installments on December 31, 2014 and December 31, 2015.  Does not include 45,000 unvested shares of restricted stock which were granted to Mr. Hess in January 2014 which will vest in three additional equal installments on January 8, 2015, January 8, 2016 and January 8, 2017.

(8)
Does not include 45,000 unvested shares of restricted stock which were granted to Mr. Williams in January 2014 which will vest in three additional equal installments on January 8, 2015, January 8, 2016 and January 8, 2017.

(9)
Does not include 45,000 unvested shares of restricted stock which were granted to Mr. Harrison in January 2014 which will vest in three additional equal installments on January 8, 2015, January 8, 2016 and January 8, 2017.

(10)
Includes options to acquire an aggregate 510,000 shares of common stock that are exercisable on or within 60 days of March 31, 2014.  Does not include 210,000 shares of unvested restricted stock granted to our executive officers and 23,436 shares of unvested restricted stock granted to our directors.

Principal Shareholders

The following table sets forth information as of December 31, 2013, about persons whom we know to be the beneficial owners of more than 5% of our issued and outstanding common stock based solely on our review of the statement of beneficial ownership filed by these persons/entities with the SEC as of the date of such filing:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class (1),(2)

Alliance 2000, Ltd. c/o 654 N. Sam Houston Pkwy. E. Suite 400 Houston, TX 77060-5914	8,668,935	(3)	31.33%

NGP Energy Technology Partners II, L.P. NGP ETP II, L.L.C. Energy Technology Partners, L.L.C. Philip J. Deutch c/o 1700 K Street NW, Suite 750 Washington, D.C. 20006	2,460,995	(4)	8.90%

NorthPointe Capital, LLC c/o 101 W. Big Beaver, Suite 745 Troy, MI 48084	1,550,716	(5)	5.61%
_______________________
(1)
Beneficial ownership of common stock has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities, has the right to acquire beneficial ownership within 60 days, or acquires such securities with the purpose or effect of changing or influencing the control of ENGlobal.

(2)	Based on 27,665,361 shares issued and outstanding on March 31, 2014.
(3)	Alliance 2000, Ltd. (“Alliance”) is a Texas limited partnership whose general partner is jointly owned by Mr. Coskey and his spouse.
(4)
The foregoing information is based solely upon information contained in a Schedule 13G/A filed by NGP Energy Technology Partners II, L.P. (“NGP Energy Tech”), NGP ETP II, L.L.C. (“NGP GP”), Energy Technology Partners, L.L.C. (“ETP”), and Mr. Philip J. Deutch, with the SEC on February 14, 2013 with respect to holdings of common stock as of December 31, 2012.  NGP GP is the general partner of NGP Energy Tech.  ETP is the sole manager of NGP GP and Mr. Deutch is the sole member and manager of ETP. By virtue of those relationships, Mr. Deutch may direct the vote and disposition of the 2,460,995 shares of common stock held by NGP Energy Tech.

(5)
The foregoing information is based solely upon information contained in a Schedule 13G/A filed by NorthPointe Capital, LLC (“NorthPointe”) with the SEC on February 11, 2014 with respect to holdings of common stock as of December 31, 2013. NorthPointe has the sole power to vote or direct the vote of 285,388 shares and sole power to dispose or direct the disposition of 1,550,716 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Under U.S. securities laws, directors, executive officers and persons holding more than 10% of our common stock must report their initial ownership of our common stock and any changes in that ownership to the Securities and Exchange Commission.  The SEC has designated specific due dates for such reports and ENGlobal must identify in this proxy statement those persons who did not file such reports when due.

Based solely upon a review of Forms 3 and 4 and any amendments thereto furnished to ENGlobal during our fiscal year ended December 28, 2013, and Forms 5 and any amendments thereto furnished to ENGlobal with respect to the same fiscal year, we believe that our directors, officers, and greater than 10% beneficial owners timely filed all required Section 16 reports.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board has adopted a policy requiring that all transactions between the Company and its officers, directors, principal shareholders and their affiliates be on terms no less favorable to the Company than could be obtained from unrelated third parties and that any such transactions be approved by a majority of the disinterested members of the Board.  Pursuant to such policy, the Company’s Audit Committee is responsible for the review and assessment of all related party transactions.

The Board has determined that no related party transactions existed during fiscal year 2013.

EXECUTIVE OFFICERS

Set forth below is a brief description of the business experience of each of our executive officers, except Mr. Coskey, whose biography is listed above.

Named Executive Officer:	Mark A. Hess
Position:	Chief Financial Officer and Treasurer
Age:	55
Present positions and offices with the Company, principal occupations during the past five years:

Mr. Hess has served as Chief Financial Officer of ENGlobal Corporation since September 2012 and served as interim Chief Financial Officer from June 2012 to September 2012.  Mr. Hess previously served as the Company’s Corporate Controller from July 2011 until June 2012.  Prior to joining ENGlobal, Mr. Hess served as Vice President and Chief Accounting Officer of Geokinetics, Inc., a seismic data service company, from April 2008 to April 2010. From November 2004 to April 2008, he served as Director of Finance for CGGVeritas, a seismic data service company. Mr. Hess is a CPA, holds a Bachelor of Business Administration in Accounting from the University of Houston and is an active member of Financial Executives International.

Named Executive Officer:	R. Bruce Williams
Position:	Chief Operating Officer
Age:	61
Present positions and offices with the Company, principal occupations during the past five years:

Mr. Williams was appointed the Chief Operating Officer in December 2013 and the President of ENGlobal Government Services, Inc. in September 2012.  He served as Senior Vice President, Midwest/Southwest Operations of ENGlobal’s Engineering and Construction segment from September 2012 to September 2013.  He initially joined ENGlobal in 2004, and from November 2010 until September 2012, he served in various roles at ENGlobal, including General Manager of the Tulsa Office, Vice President of Midwest and Southwest Operations, Senior Project Manager of Engineering/ Projects, and acting General Manager of ENGlobal Government Services, Inc.  Prior to joining ENGlobal, Mr. Williams served as Vice President – Engineering for U.S. Transcarbon LLC, a petroleum coke gasification project developer, from April 2008 until October 2010.  In total, he has over 35 years of domestic and international experience in engineering and project management, including several project management positions of increasing responsibility in the U.S., Middle East, Papua New Guinea, Asia, Mexico and Brazil.  Mr. Williams has an undergraduate degree in Chemistry from the University of Northern Iowa, with post graduate studies in Environmental Management from the University of Houston and MBA studies at Incarnate Word University.

Named Executive Officer:	J. Michael Harrison
Position:	Senior Vice President, Business Development
Age:	56
Present positions and offices with the Company, principal occupations during the past five years:

Mr. Harrison was appointed Senior Vice President of Business Development in September 2013, and previously served in various Business Development/Operational capacities since joining the Company in 2009. He has over 25 years of Business Development experience in the engineering and construction industries. Mr. Harrison was previously Vice President, Business Development for Commonwealth Engineering and Construction, LLC, an engineering and construction firm, from 2006 to 2009.  Prior to his tenure at Commonwealth, Mr. Harrison worked for Jacobs, an engineering and construction firm, from 1996 to 2005 in progressively higher levels of Business Development responsibility.  Mr. Harrison has served on the Board of the Rice University Global Engineering & Construction Forum since 2010 and was appointed its Annual Conference Chair in 2012 and 2013.  He has a BBA from Stephen F. Austin State University and has since received continuing technical education at the University of Oklahoma.

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table sets forth information regarding compensation earned during the last two fiscal years by our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, and Senior Vice President, Business Development (the “named executive officers”).

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	All Other Compensation (2)	Total
		($)	($)	($)	($)	($)

Mr. Coskey ~ President & Chief Executive Officer (3)	2013	124,024	--	--	--	124,024
	2012	152,110	990	--	15,929	169,029

Mr. Hess ~ Chief Financial Officer & Treasurer (4)	2013	215,061	--	--	--	215,061
	2012	182,415	4,000	52,102	2,143	240,660

Mr. Williams ~ Chief Operating Officer (5)	2013	232,441	1,000	--	--	233,441
	2012	213,279	8,000	--	--	221,279

Mr. Harrison ~ SVP, Business Development (6)	2013	202,316	--	--	--	202,316
_______________________
(1)
This column shows the grant date fair value of equity awards computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718).  Values for awards subject to performance conditions are computed based upon the probable outcome of the performance condition as of the grant date.  For a description of certain assumptions made in the valuation of stock awards, see Note 12 to the Company’s audited consolidated financial statements, included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2013, as filed with the SEC on March 14, 2014.

(2)
Consists of benefits relating to the Executive Benefits Policy, including medical, dental, life, short-term disability, and long-term disability insurances.  All Other Compensation includes 401(k) matching contributions, personal leave benefits and reimbursements for the executive’s annual physical exam. Does not include perquisites or personal benefits if the aggregate amount less than $10,000.

(3)
Mr. Coskey reassumed the role of President and Chief Executive Officer in August 2012 and has served as Chairman of the Board since June 2005.  Mr. Coskey received a discretionary annual bonus payment in the amount of $990 in 2012. All Other Compensation includes amounts received pursuant to the Executive Benefits Policy and per diem payments, the sum of which did not exceed $10,000 during 2013. In 2012, Mr. Coskey received $5,683 pursuant to the Executive Benefits Policy and per diem payments in the amount of $10,246.

(4)
Mr. Hess was appointed Chief Financial Officer of ENGlobal in September 2012 and served as interim Chief Financial Officer from July 2012 to September 2012.  Mr. Hess received a discretionary annual bonus payment in the amount of $4,000 in 2012.  All Other Compensation includes amounts received pursuant to the Executive Benefits Policy, the sum of which did not exceed $10,000 during 2013.  In 2012, All Other Compensation includes $2,143 for 401(k) matching contributions.

(5)
Mr. Williams was appointed Chief Operating Officer of ENGlobal in September 2013 and served as Senior Vice President, Midwest/ Southwest Operations from November 2011 until September 2013.  Mr. Williams received a discretionary annual bonus payment in the amount of $1,000 and $8,000 in 2013 and 2012, respectively.

(6)	Mr. Harrison was appointed Senior Vice President of Business development in September 2013.

Outstanding Equity Awards at Fiscal Year End 2013

The following table sets forth information as of December 28, 2013, regarding outstanding equity awards held by the named executive officers.  On December 27, 2013, the closing price on NASDAQ for the Company’s common stock was $1.45 per share.

Restricted Stock Awards
Name	Number of Shares That Have Not Vested	Market Value of Shares of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested	Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested

Mr. Coskey	--	--	--	--
Mr. Hess (1)	75,000	$108,750	--	--
Mr. Williams (2)	--	--	--	--
Mr. Harrison (3)	--	--	--	--
_______________________
(1)
Includes shares that were granted under the 2009 Equity Incentive Plan (the “Plan”) on December 18, 2012, and vest over a four-year period with 25% vesting each year beginning December 31, 2012, including 37,500 shares that vested on December 31, 2013.  Does not include shares that were granted under the Plan on January 8, 2014, with 25% of the shares vested on the date of grant and the remainder of the shares vesting 25% over a three-year period beginning January 8, 2015.

(2)
Does not include shares that were granted under Plan on January 8, 2014, with 25% of the shares vested on the date of grant and the remainder of the shares vesting 25% over a three-year period beginning January 8, 2015.

(3)
Does not include shares that were granted under the Plan on January 8, 2014, with 25% of the shares vested on the date of grant and the remainder of the shares vesting 25% over a three-year period beginning January 8, 2015.

Employment Agreements; Termination and Change-in-Control Arrangements

As of December 31, 2013, Messrs. Coskey and Hess were each a party to a written employment agreement (the “Employment Agreements”) with ENGlobal.  The Employment Agreements provide for an annual base salary, subject to discretionary increases by the Board, and other compensation in the form of cash bonuses, incentive compensation, stock options, stock appreciation rights, and restricted stock awards.  Additionally, the executives receive health, life, and other insurance benefits in accordance with the terms of the Company’s benefit plans, and the Company provides management level support services and reimbursement for specified business expenses.

The Employment Agreements provide for severance payments and benefits in the case of termination of employment.  If employment ends because of death, the Company will pay any accrued but unpaid salary, additional compensation, and other benefits earned up to that date.  In the case of a physical or mental disability that prevents the executive from performing his services under the Employment Agreement for a period of six months in the case of Mr. Coskey, and three months, in the case of Mr. Hess, the Company may terminate the executive’s employment.  If the Company terminates an executive’s employment in such cases of disability, the Employment Agreements provide that the Company will continue to pay the executive his full salary and benefits for the six months following the date of termination (the “Initial Severance Period”).  At the Company’s option, severance payments consisting of 50% of the monthly amount of the executive’s base salary for Mr. Coskey, and in the case of Mr. Hess, 100% of the monthly amount of his base salary, and full benefits may be extended for an additional six-month period following the Initial Severance Period.

If the Company terminates an executive’s employment for “cause,” as defined in the Employment Agreements, the Company will pay any accrued but unpaid salary, additional compensation, and other benefits earned up to the effective date of termination.  If the Company terminates an executive’s employment without “cause,” the Employment Agreement provides that the Company will continue to pay the executive his full salary and benefits for the Initial Severance Period. At the Company’s option, severance payments consisting of 50% of the monthly amount of the executive’s base salary for Mr. Coskey, and in the case of Mr. Hess, 100% of the monthly amount of his base salary, and full benefits may be extended for an additional six-month period following the Initial Severance Period.

The Employment Agreements include a covenant not to compete following termination of employment for a period of up to one year as well as confidentiality provisions as are customary in nature and scope, for such agreements.

The terms of the Employment Agreements were set through the course of arms-length negotiations with the executives.  As part of these negotiations, the Compensation Committee analyzed the terms of the same or similar arrangements for comparable executives employed by some of the companies in our peer group. The Compensation Committee used this approach in setting the amounts payable and the triggering events under the Employment Agreements.  The Employment Agreements’ termination of employment provisions were entered into in order to address competitive concerns by providing the executives with a fixed amount of compensation that would offset the potential risk of foregoing other opportunities.  At the time of entering into the Employment Agreements, the Compensation Committee considered ENGlobal’s aggregate potential obligations in the context of retaining the executive and his expected compensation.

Executive Perquisites

Our use of perquisites as a component of compensation is limited and largely based on historical practices and policies of our Company.  These perquisites and other benefits are provided to assure competitiveness and provide an additional retention incentive for these named executives.  Our Compensation Committee endeavors to adhere to a high level of propriety in managing executive benefits and perquisites.  We do not own a plane and do not provide any personal aircraft use for executives. During 2012, we provided our chief executive officer, Mr. Coskey, with a nominal per diem payment for meals, mileage reimbursement and other expenses.  These per diem payments totaled $10,246 and are included in the All Other Compensation column of the Summary Compensation Table for fiscal year 2012.

Other Compensation

From time to time, we make available to employees and executives certain other fringe benefits. We may provide club memberships, tickets to sporting or cultural events, tickets to community events, etc.  To the extent that such items are taxable to the individual, they are considered to be part of the individual’s compensation package.  The costs associated with providing these additional benefits are reflected in the “All Other Compensation” column of the Summary Compensation Table.

Review of and Conclusion Regarding All Components of Executive Compensation

Based on our performance during the past several years, and in light of our executives’ efforts in directing the Company, the Compensation Committee and the Board have determined that the compensation paid to Mr. Coskey, as well as compensation paid to our other named executive officers, serves the best interests of our shareholders and continues to emphasize programs that the Compensation Committee and the Board believe positively affect shareholder value.

DIRECTOR COMPENSATION

The following table discloses cash and equity awards and other compensation earned, paid or awarded, as the case may be, to each of the Company’s non-employee directors during the fiscal year ended December 28, 2013.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	All Other Compensation	Total
	($)(1)	($)(2)	($)(3)	($)
Mr. Hale	$34,000	$50,000	--	--	$84,000
Mr. Gent	$30,000	$50,000	--	--	$80,000
Mr. Roussel	$30,000	$50,000	--	--	$80,000
_______________________
(1)	Amount paid in cash to non-employee directors for director compensation earned for their 2013-2014 Board service.
(2)
This column shows the grant date fair value of equity awards computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718).  Values for awards subject to performance conditions are computed based upon the probable outcome of the performance condition as of the grant date.  For a description of certain assumptions made in the valuation of stock awards, see Note 12 to the Company’s audited consolidated financial statements, included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2013, as filed with the SEC on March 14, 2014.  Represents 31,250 shares of restricted stock at a fair market value per share price of $1.60 granted to each director on January 8, 2014, as described below under “Restricted Stock Grants.”

(3)	As of December 28, 2013, Messrs. Hale, Gent and Roussel had a total of 150,000, 170,000 and 170,000 stock options outstanding, respectively.

The principal objectives of our director compensation programs are to: (i) compensate for time spent on the Company’s behalf, (ii) ensure similar compensation standards at companies of comparable size, industry and complexity, and (iii) align the compensation programs with long-term value to the Company’s shareholders.  We attempt to accomplish these objectives in an economical manner through a combination of reasonable director retainer fees and equity incentive grants to the directors.

Retainer Fees

Beginning in the 2013-2014 service year, our non-employee directors, Messrs. Gent, Hale and Roussel, received an annual cash retainer of $30,000 as compensation for their service to the Company and are also eligible for reimbursement of travel and other miscellaneous expenses associated with attendance at Board and Committee meetings.  Mr. Hale received an additional $4,000 for his service as Audit Committee Chairman.

The Board considers the director compensation programs to be in conformity with industry standards and to be reasonable by comparison to directors’ compensation at the comparable companies that we used for our evaluation of executive compensation.

Restricted Stock Grants

Under the Plan, non-employee directors are eligible to receive equity grants.  On January 8, 2014, in recognition of the services provided by its Board for the 2013-2014 service term, each non-employee director received 31,250 restricted shares of the Company’s common stock, valued at $50,000 based on the fair market value of the shares on the date of grant, or $1.60 per share.  Half of the shares vested on the date of grant, 25% of the shares vested on March 31, 2014, and the remaining 25% of the shares will vest on the earlier of the Company’s 2014 Annual Meeting of Shareholders or June 30, 2014.

The Company anticipates that in June 2014, non-employee directors will each receive restricted shares of the Company’s common stock valued at approximately $50,000 on the date of grant as compensation for their service to the Company during 2014-2015. We anticipate that the shares will be granted on June 19, 2014, and will vest over one year with 25% vesting on each of September 30, 2014, December 31, 2014, March 31, 2015, and the remaining 25% of the shares vesting on the earlier of the Company’s 2015 Annual Meeting of Shareholders or June 30, 2015. Any unvested shares will be forfeited as of the date the non-employee director ceases to qualify as an independent director.

AUDIT MATTERS

Report of the Audit Committee

The information contained in this Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” or incorporated by reference in future filings with the SEC, or to be subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

In accordance with its written charter, the Audit Committee assists the Board in, among other matters, oversight of our financial reporting process, including the effectiveness of our internal accounting and financial controls and procedures, and controls over our accounting, auditing, and financial reporting practices.  A copy of the Audit Committee Charter is available on our website at www.englobal.com.

The Board has determined that all three members of the Audit Committee are “independent” based upon the standards adopted by the Board, which incorporate the independence requirements under applicable laws, rules and regulations.

Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, our system of internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations.  Our independent registered public accounting firm is responsible for auditing the financial statements.  The Audit Committee’s responsibility is to monitor and review these processes and procedures.  The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and we are not professionals in those fields.  The Audit Committee relies, without independent verification, on the information provided to us and on the representations made by management that the financial statements have been prepared with integrity and objectivity and on the representations of management and the opinion of the independent registered public accounting firm that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

During fiscal year 2013, the Audit Committee held six meetings.  The Audit Committee’s meetings were conducted so as to encourage communication among the members of the Audit Committee, management, and our independent registered public accounting firm, Hein & Associates, LLP.  Among other things, the Audit Committee discussed with our internal and independent auditors the overall scope and plans for ENGlobal’s audits.  The Audit Committee met separately with the independent registered public accounting firm, with and without management, to discuss the results of their examinations and their observations and recommendations regarding our internal controls.  The Audit Committee also discussed with our independent registered public accounting firm all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee reviewed and discussed our audited consolidated financial statements as of and for the year ended December 28, 2013, with management and our independent registered public accounting firm. Management’s discussions with the Audit Committee included a review of critical accounting policies.

The Audit Committee obtained from the independent auditors a formal written statement describing all relationships between us and our registered public accounting firm that might bear on the  independence of the independent registered public accounting firm consistent with the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm communications with audit committees concerning independence  The Audit Committee discussed with the independent registered public accounting firm any relationships that may have an impact on the auditors’ objectivity and independence and satisfied itself as to the auditors’ independence.  The Audit Committee has reviewed and approved the amount of fees paid to Hein & Associates for audit and non-audit services.  The Audit Committee concluded that the provision of services by Hein & Associates is compatible with the maintenance of Hein & Associates’ independence.

At five of its meetings during 2013, the Audit Committee met with members of senior management and the independent registered public accounting firm to review the certifications provided by the Chief Executive Officer and Chief Financial Officer under the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC and the overall certification process.  At these meetings, Company officers reviewed each of the Sarbanes-Oxley certification requirements concerning internal control over financial reporting and any fraud, whether or not material, involving management or other employees with a significant role in internal control over financial reporting.

Based on the above-mentioned review and discussions with management, and the independent registered public accounting firm, and subject to the limitations on our role and responsibilities described above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that ENGlobal’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 28, 2013, for filing with the SEC.

Audit Committee of the Board of Directors,

Randall B. Hale, Chairman
David W. Gent, P.E.
David C. Roussel

April 23, 2014

Principal Auditor Fees

Hein & Associates LLP was appointed as the Company’s independent auditors on December 20, 2013 and has audited the Company’s 2013 and 2012 consolidated financial statements.  During 2013, Hein & Associates LLP did not audit the Corporation’s internal control over financial reporting because the Company is a “smaller reporting company” as defined under the rules of the Exchange Act.  The Audit Committee has determined that the audit-related services provided by Hein & Associates LLP are compatible with maintaining its independence in the conduct of its auditing functions pursuant to the auditor independence rules of the SEC. No non-audit services were provided by Hein & Associates LLP in 2013 or 2012.

The following table shows the fees paid or accrued by ENGlobal for the audit and other services provided by Hein & Associates LLP for fiscal years 2013 and 2012.

	2013	2012

Audit Fees	$169,000	$278,000
Audit-Related Fees	--	--
Tax Fees	--	--
All Other Fees	--	--
Total	$169,000	$278,000

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by the Company’s independent registered public accounting firm for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by the Company’s independent registered public accounting firm that are reasonably related to the performance of the audit or review of the company’s financial statements and are not reported under “audit fees;” (iii) “tax fees” are fees for professional services rendered by the Company’s independent registered public accounting firm for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by the Company’s independent registered public accounting firm, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Pre-Approval Policy
Under applicable SEC rules, except for the ability to designate a portion of this responsibility as described below, the full Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the auditors’ independence from ENGlobal.  The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting.  The SEC’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accounting firm.

Consistent with the SEC’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accounting firm to ENGlobal or any of its subsidiaries, except that the Audit Committee Chairman has the right to approve up to $25,000 of services in any year. During 2013, all fees were pre-approved by the Audit Committee.

OTHER MATTERS

To the best of the knowledge, information and belief of the directors, there are no other matters which are to be acted upon at the Meeting.  If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters.

The Company has received no notice of any other items to be submitted for consideration at the Meeting and, except for reports of operations and activities by management, which are for informational purposes only and require no approval or disapproval, and consideration of the minutes of the preceding annual meeting for approval, which may involve technical corrections to the text where actions taken were incorrectly recorded, but which require no action of approval or disapproval of the subject matter, management does not know of or contemplate any other business that will be presented for action by the shareholders at the Meeting. If any further business is properly presented at the Meeting, the persons named as proxies will act in their discretion on behalf of the shareholders they represent.

SHAREHOLDER PROPOSALS FOR 2015

The 2015 Annual Meeting of Shareholders is expected to be held in June 2015.  The Company must receive by January 6, 2015 any shareholder proposal intended to be presented at the next annual meeting of shareholders for inclusion in the Company’s proxy materials.  Proposals must comply with the proxy rules relating to shareholder proposals, including Rule 14a-8 under the Exchange Act in order to be included in our proxy materials.  Proposals should be delivered to ENGlobal Corporation, 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060-5914, Attention: Corporate Secretary, prior to the specified deadline.

SEC rules and regulations provide that if the date of the Company’s 2015 Annual Meeting is advanced or delayed more than 30 days from the date of the 2014 Annual Meeting, shareholder proposals intended to be included in the proxy materials for the 2015 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2015 Annual Meeting.  The Company will promptly disclose such a change in a Current Report on Form 8-K upon determination by the Company that the date of the 2015 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2014 Annual Meeting.  If you intend to present a proposal at our 2015 Annual Meeting, but you do not intend to have it included in our 2015 proxy statement, your proposal must be delivered to the Secretary of ENGlobal no later than March 22, 2014

ANNUAL REPORT TO SHAREHOLDERS

We are furnishing our annual report to our shareholders over the Internet.  You may read, print and download our annual report at http://www.proxyvote.com.  You may request the annual report be sent to you by mail or email by following the instructions on the Notice of Internet Availability mailed to you on May 6, 2014.  The annual report may also be read, downloaded and printed at www.englobal.com.

APPROVAL OF THE BOARD OF DIRECTORS

The contents of this proxy statement have been approved by the Board of Directors, and the Board of Directors has authorized the mailing of this proxy statement to the shareholders of the Company.

By Order of the Board of Directors,

Tami Walker General Counsel and Corporate Secretary

Houston, Texas
May 6, 2014

PROXY CARD

The undersigned hereby appoints William A. Coskey and Mark A. Hess, either of them, jointly and severally, with power of substitution, to represent and to vote as designated all shares of common stock which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of ENGlobal Corporation, to be held at our headquarters located at 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060, on Thursday, June 19, 2014 at 10:00 a.m., local time, or any adjournment thereof.

1.	Election of directors.

	1.	William A. Coskey, P.E.	3.	Randall B. Hale
	2.	David W. Gent, P.E.	4.	David C. Roussel

[ ] FOR ALL [ ] WITHHOLD ALL [ ] FOR ALL EXCEPT

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

2.	Ratification of the appointment of Hein & Associates LLP as the independent auditors of ENGlobal for fiscal year 2014.

[ ] FOR [ ] AGAINST [ ] ABTAIN

[ ]	If you plan to attend the Annual Meeting, please check here.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE ELECTION OF ALL DIRECTORS, “FOR” THE RATIFICATION OF THE APPOINTMENT OF HEIN & ASSOCIATES LLP AND IN THE PROXY HOLDER'S DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the accompanying proxy statement.
Please sign exactly as name appears hereon and date. If the shares are jointly held, each holder should sign. When signing as an attorney, executor, administrator, trustee, or as an officer signing for a corporation, please give full title under signature.

Date:
Date:
Signatures of Stockholder(s)
(PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE)